UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 4, 2008 (April 1, 2008)

Verso Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		(Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

On April 1, 2008, Verso Technologies, Inc. (the “Company”) filed with the Securities and Exchange Commission a Notification of Late Filing on Form 12b-25 with respect to its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 12b-25”).  Part IV of the Form 12b-25 includes disclosure regarding the Company’s results of operations for the year ended December 31, 2007.  This disclosure is filed as Exhibit 99.1 to this Current Report.

Item 3.02	Unregistered Sales of Equity Securities.

On April  1, 2008, the Company issued an aggregate of 11,700,762 shares (the “Shares”) of the Company’s common stock, par value $.01 (the “Common Stock”), to the holders of the Company’s 6% Senior Unsecured Convertible Debentures issued on February 4, 2005 (the “Debentures”).  The Company issued the Shares pursuant to the terms of the Debentures in full satisfaction of its obligation to make the quarterly principal and interest payments in the amounts of $1,687,500 and $134,367, respectively, in respect of the Debentures which were otherwise required to be paid in cash. The Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.  The Company based such reliance upon representations made by the holders of the Debentures regarding their investment intent and sophistication, among other things.

Following the issuance of the Shares, the exercise price of the Series A Warrants to purchase shares of Common Stock issued by the Company on February 4, 2005 was reduced to $1.67 per share in accordance with the terms thereof.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Shell Company Transactions. None.

(d)	Exhibits.

99.1	Disclosure made pursuant to Part IV of Notification of Late Filing on Form 12b-25 filed by the Company on April 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated: April 4, 2008

EXHIBIT INDEX

99.1	Disclosure made pursuant to Part IV of Notification of Late Filing on Form 12b-25 filed by the Company on April 1, 2008.